Before we begin. . .

...the Company wants you to know that this presentation includes forward looking statements. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation economic conditions, acquisition risk factors and others set forth from time to time in the Company's filings with the SEC.

The Beginning… "Since 1946"

"Lithia" – Named after Lithia springs in Ashland, Oregon


BODY & FENDER DEPT.
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
LITHIA MOTORS
CHRYSLER • PLYMOUTH
SALES & SERVICE
CHRYSLER
PLYMOUTH
DRIVE IN
U.S. ROYAL TIRES
BUSCH MOTOR CO
Ford
SERVICE
HOTEL

1947 Photo

Lithia - America's Car & Truck Store

15 States, 46 Markets, 110 Store Locations


WASHINGTON
11
MONTANA
7
NORTH DAKOTA
2
SOUTH DAKOTA
2
OREGON
16
IDAHO
7
WISCONSIN
1
IOWA
8
NEBRASKA
3
NEVADA
6
COLORADO
8
CALIFORNIA
15
NEW MEXICO
1
TEXAS
16
ALASKA
7

- I.P.O. in Dec. 1996 - 5 Stores
- $3.2 Bn revenues in 2007
- The 7th largest U.S. auto retailer - by retail sales
- 33% revenue CAGR since going public
- Target 15% long-term Earnings Per Share Growth
- Quarterly Dividend $0.14

L2 Used Vehicle Operation

- Unlimited Growth Potential
- We can open in any market
- Don’t need manufacturer approval
- No goodwill – only start-up costs
- Three stores currently
- Fourth store in second quarter
- Two more stores coming on-line late 2008
- 12 - 18 stores by 2010

AUTO

- Not ramping up the pace -- Going slow and steady
- Applying what we are learning to Lithia model as quickly as possible

Learning From Each Other


LITHIA
AMERICA'S CAR & TRUCK STORE
Since 1946
Support Services
L2
AUTO

Simplifying of duties

- Sales staff - Higher volume, greater productivity, restructured payplans
- Management - Consolidation of duties
  - Reduction of headcount
  - Restructuring payplans

Why Now?

- Customers have spoken
- Technology demands it
- Recessionary environment is perfect opportunity

Current Situation:

- Recession
- Structural changes
- Actions we are taking

Cost cutting - Recession related

- Review of all costs
- Reducing expenses
- Reducing personnel due to lower sales volume
- Slowing any cap-ex we can

SG&A Expenses

2007 compared to 2006

Increase related to acquisitions	$35.3 million
Increase in expense related to L2 Auto	$4.7 million
Increase in employee benefits	$3.3 million
Asset impairment	$1.8 million
Other expenses (Banking, Property Tax, Maint/Repair, Data Process, Equipment)	$2.8 million
Savings in salaries and bonuses	$(4.3) million
Savings in travel expense	$(2.0) million
Savings in advertising expense	$(1.8) million

Current Store Count

- Disposing of underperforming stores (ROI)
- Modifying acquisitions strategy

Structural Changes

New & Used Vehicle Sales

- Drive-It-Now Price
- 3-Day/500 mile return policy
- No ADM's
- Negotiation-Free Selling
  - Calculated stages

Structural Changes

Service and Parts

- Extending hours
- 3-Year/50,000 mile warranty
  - All repair work
  - Parts and labor
- Guaranteed price based on estimate given
- No appointment needed
- Quick-Lube; ramping up

Operational Changes (Back-End of the business)

- Centralization of operations
  - Accounting functions
  - Processing of customer transactions
- Pricing
- Inventory control

So where will we be ?

Earnings of
$3.00 per share
in 2011

10 - Year Revenue Growth Goal @ 12% Year


$ in Billions
$12 billion revenues by 2017
24% CAGR
Revenues
12.00
9.63
7.26
4.88
2.51
0.14
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Lithia's Mission…

TO BE THE PREFERRED PROVIDER OF CARS AND TRUCKS AND RELATED SERVICES IN NORTH AMERICA

Vision Statement – what we are striving to be…

- Lithia envisions the future, develops and embraces a strategic plan, and ensures the success of the plan.
- We strive for strong, sustainable and profitable growth.
- We speak a common language and execute best-in-class processes in all of our operations.
- We have dynamic and dedicated leadership committed to the standards and mission of Lithia.
- We provide opportunities for our people to excel and grow in a positive, respectful work environment.
- Our customers choose us because of our professionalism, consistency, and the extra effort we make to serve them.
- Our investors choose us because we are a sound investment.
- We hold ourselves to the highest ethical standards in how we treat our customers, our stakeholders and each other.